UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2008

Alternative Construction Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive. Melbourne, Florida	32935
(Address of Principal Executive Offices)	(Zip Code)

(800) 859-8813
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.02DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective March 12, 2009 Anthony J. Francel resigned from the Board of Directors and as Chief Executive Officer.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements

Not applicable.

(b)Pro Forma Financial Information

Not applicable.

(c)Exhibits:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION TECHNOLOGIES, INC.

Date: March 20, 2009	By:	/s/ Anthony Francel
Name: Anthony Francel
Title: Chief Executive Officer